Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mobile Global Esports Inc., a Delaware corporation (the “Company”), on Form 10-Q for the three and nine months ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Pross, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2023	By:	/s/ David Pross
	Name:	David Pross
	Title:	Chief Executive Officer
(Principal Executive Officer)